UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2006

SYNIVERSE HOLDINGS, INC.

SYNIVERSE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	333-88168 333-88168	30-0041666 06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8125 Highwoods Palm Way

Tampa, Florida 33647-1765

Telephone: (813) 637-5000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

Syniverse Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K to file the following new forms of agreements that the Company will use from time to time in making equity awards to its employees pursuant to the Company’s 2006 Long-Term Equity Incentive Plan: (i) form of non-qualified stock option award agreement and (ii) form restricted stock grant agreement. The new forms of agreements were created to include severance payments for employees terminated without cause. Such severance payments shall be paid for the duration of the employee’s non-compete period, which shall be a period of up to one year, as determined by the Company at the time of termination. Copies of these documents are filed as Exhibits 10.1 to 10.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

The terms of the Company’s Long-Term Equity Incentive Plan, which was approved at our annual meeting of shareholders on May 9, 2006, are set forth in the proxy statement dated April 7, 2006 for the Company’s annual meeting, and the description of the Long-Term Equity Incentive Plan in the section of the proxy statement titled “Proposal 2 – Approval of the Syniverse Holdings, Inc. 2006 Long-Term Equity Incentive Plan” is incorporated herein by reference. The Company’s Long-Term Equity Incentive Plan, filed with the Securities and Exchange Commission as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A on April 7, 2006, is incorporated herein by reference.

The terms of the Company’s Employee Stock Purchase Plan, which was also approved at our annual meeting of shareholders on May 9, 2006, are set forth in the proxy statement dated April 7, 2006 for the Company’s annual meeting, and the description of the Employee Stock Purchase Plan in the section of the proxy statement titled “Proposal 4 – Approval of the Syniverse Holdings, Inc. 2006 Employee Stock Purchase Plan” is incorporated herein by reference. The Company’s Employee Stock Purchase Plan, filed with the Securities and Exchange Commission as Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A on April 7, 2006, is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

10.1	Form of Amended and Restated Restricted Stock Grant Agreement.

10.2	Form of Amended and Restated Non-Qualified Stock Option Award Agreement.

10.3	Syniverse Holdings, Inc. 2006 Long-Term Equity Incentive Plan (Incorporated by reference to Registrants’ Proxy Statement on Schedule 14A for the 2006 Annual Meeting of Stockholders).

10.4	Syniverse Holdings, Inc. 2006 Employee Stock Purchase Plan (Incorporated by reference to Registrants’ Proxy Statement on Schedule 14A for the 2006 Annual Meeting of Stockholders).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: August 17, 2006

SYNIVERSE HOLDINGS, INC.
(Registrant)

/s/ Raymond L. Lawless
Raymond L. Lawless
Chief Financial Officer and Secretary

SYNIVERSE TECHNOLOGIES, INC.
(Registrant)

/s/ Raymond L. Lawless
Raymond L. Lawless
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Form of Amended and Restated Restricted Stock Grant Agreement.

10.2*	Form of Amended and Restated Non-Qualified Stock Option Award Agreement.

10.3	Syniverse Holdings, Inc. 2006 Long-Term Equity Incentive Plan (Incorporated by reference to Registrants’ Proxy Statement on Schedule 14A for the 2006 Annual Meeting of Stockholders).

10.4	Syniverse Holdings, Inc. 2006 Employee Stock Purchase Plan (Incorporated by reference to Registrants’ Proxy Statement on Schedule 14A for the 2006 Annual Meeting of Stockholders).

*	Filed herewith electronically.